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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                            ----------------------

                                   FORM 8-K

                            ----------------------


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         August 11, 1997
                                                ------------------------------

                             USA DETERGENTS, INC.
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            (Exact Name of Registrant as Specified in its Charter)


          Delaware                     0-26568                  11-2935430
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(State or Other Jurisdiction        (Commission               (IRS Employer
     of Incorporation)              File Number)           Identification No.)


           1735 Jersey Avenue
      North Brunswick, New Jersey                                08902
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:       (908) 828-1800
                                                   ---------------------------


                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS

    On August 11, 1997, USA Detergents, Inc. issued the press release filed herewith as Exhibit 99.

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                                  SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            USA DETERGENTS, INC.



Date: August 11, 1997                       By: /s/ Frederick J. Horowitz
                                               -----------------------------
                                               Name:  Frederick J. Horowitz
                                               Title: Chief Administrative
                                                      Officer